UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Schedule 14A

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement – 2024 Annual Meeting of Stockholders
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

NATURAL HEALTH TRENDS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

NATURAL HEALTH TRENDS CORP.

2024 Annual Meeting
Vote by May 13, 2024
11:59 PM ET

NATURAL HEALTH TRENDS CORP
UNITS 1205-07, 12F, MIRA PLACE TOWER A
132 NATHAN ROAD, TSIMSHATSUI
KOWLOON, HONG KONG
ATTN: TIMOTHY S. DAVIDSON

V29184-P05182

You invested in NATURAL HEALTH TRENDS CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 14, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 14, 2024
9:00 a.m., PT

19745 Colima Rd., Suite 8
Rowland Heights, CA 91748

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01) Yiu T. Chan 02) Randall A. Mason 03) Chris T. Sharng 04) Ching C. Wong	For
2.	To approve, by advisory vote, the compensation of the Company's named executive officers.	For
3.	To ratify the appointment of Marcum LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024.	For
4.	To approve and adopt the amendment to the Company's certificate of incorporation to provide for the exculpation of our officers as permitted by Delaware General Corporation Law.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V29185-P05182